UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2010


TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)


Nevada

000-28323

98-0368586
(State or Other Jurisdiction of
Incorporation)

(Commission File Number)

(I.R.S. Employer
Identification Number)

Tire International Environmental Solutions, Inc.
1530 9th Avenue SE.,
Calgary, Albera
Canada T2G 0T7
(Address of principal executive offices)

(403) 693-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.


__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 5.05 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 3, 2010, the Board of Directors of the Company, by quorum, approved a change of the fiscal year end from December 31, to September 30 effective as of November 3, 2010. The change was made to align its fiscal periods more closely with the seasonality of its business and improve comparability with industry peers. The Company expects to file a transition report for the nine month transition period of January 1, 2010 to September 30, 2010 on Form 10-KT within 60 days from
November 3, 2010. As a result of the change in the Companys fiscal year, the Company expects that its Annual Meeting of Stockholders for 2011 will be held on a date that is later than the anniversary date of the date on which the Annual Meeting of Stockholders was held in 2010. The Company expects to hold the 2011 Annual Meeting of Stockholders on or after September 30, 2011 but no later than November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC. (Registrant)

Date:	November 9, 2010



Antonio Care
Chief Executive Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC.

November 9, 2010

By: /s/ Antonio Care
Antonio Care
Chief Executive Officer